UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2008
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	77-0148231
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2655 Seely Avenue, Building 5	95134
San Jose, California
(Address of Principal Executive Offices)	(Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of April 23, 2008, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) appointed William Porter to the newly created position of Executive Vice President and Chief Administrative Officer of Cadence, reporting directly to Cadence’s Chief Executive Officer and President. Mr. Porter, who is 53, has served as Executive Vice President and Chief Financial Officer of Cadence since February 2006. From May 1999 to January 2006, Mr. Porter served as Senior Vice President and Chief Financial Officer of Cadence. From February 1994 to April 1999, Mr. Porter served as Vice President, Corporate Controller and Assistant Secretary of Cadence. Prior to joining Cadence, Mr. Porter served as Technical Accounting and Reporting Manager and as Controller of Cupertino Operations with Apple Computer, Inc.
     In addition, effective as of April 23, 2008, the Board appointed Kevin S. Palatnik to serve as Senior Vice President and Chief Financial Officer of Cadence. Mr. Palatnik, who is 50, has served as Senior Vice President and Controller of Cadence since April 2007. From March 2006 to March 2007, Mr. Palatnik served as Corporate Controller of Cadence. From March 2005 to February 2006, Mr. Palatnik served as Corporate Vice President, Technical Field Operations of Cadence. From January 2002 to February 2005, Mr. Palatnik served as Corporate Vice President, Field Operations Finance of Cadence. In connection with his promotion, effective as of April 23, 2008, Mr. Palatnik’s annual base salary was increased to $400,000 and he was granted stock options to purchase 100,000 shares of common stock pursuant to the terms of Cadence’s 1987 Stock Incentive Plan, of which 1/48th of the shares will vest each month over the next four years. Mr. Palatnik was also granted 50,000 shares of restricted stock pursuant to the terms of Cadence’s 1987 Stock Incentive Plan, of which 1/4th of the shares will vest on the anniversary of the date of grant over four years, subject to the achievement of certain specified performance goals intended to ensure that such awards qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.
     A copy of the press release announcing the appointment of Messrs. Porter and Palatnik is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.  Financial Statements and Exhibits.
(d)   Exhibits

Exhibit No.	Description

99.1.	Press Release issued by Cadence Design Systems, Inc. on April 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 25, 2008

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ James J. Cowie
James J. Cowie
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1.	Press Release issued by Cadence Design Systems, Inc. on April 23, 2008.